Derivatives and Hedging Activities	9 Months Ended
Sep. 30, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES AND HEDGING ACTIVITIES

NOTE 7:- DERIVATIVES AND HEDGING ACTIVITIES

The Company follows FASB ASC No. 815," Derivatives and Hedging" which requires companies to recognize all of their derivative instruments as either assets or liabilities in the statement of financial position at fair value. Accounting for changes in fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging transaction and further, on the type of hedging transaction. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge of a net investment in a foreign operation. Due to the Company's global operations, it is exposed to foreign currency exchange rate fluctuations in the normal course of its business. The Company used derivative financial instruments, specifically foreign currency forward and option contracts (“Hedging Contracts“), to manage exposure to foreign currency risks, by hedging a portion of the Company's forecasted expenses denominated in New Israeli Shekels expected to incur within a year. The effect of exchange rate changes on foreign currency hedging contracts is expected to partially offset the effect of exchange rate changes on the underlying hedged item.

For derivative instruments that are designated and qualify as a cash flow hedge (i.e., hedging the exposure to variability in expected future cash flows that is attributable to a particular risk), the gain or loss on the derivative instrument is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains or losses from contracts that were not designated as hedging instruments are recognized in "financial income, net".

a.	Derivative instruments notional amounts

The following table summarizes the notional amounts for hedged items, when transactions are designated as hedge accounting:

	September 30,	December 31,
	2021	2020

Cash flow hedge	$9,276	$-

b.	Derivative instrument outstanding

As of September 30, 2021, and December 31, 2020, the fair value of the Company's outstanding forward and option contracts amounted to $62 and $0 which is included within "Other payables and accrued expenses" in the balance sheets.

c.	Derivative instrument gains and losses

During the nine months ended September 30, 2021 and 2020, the company recorded pretax expenses of $9 and $24, respectively from derivatives designated in cash flow hedging relationships.

The Company's outstanding derivatives designated as cash flow hedging instruments, and their related gains and losses, are reported in the statement of cash flows as cash flows from operating activities.

The maximum length of time over which the Company hedges its exposure to the variability in future cash flows for forecasted transactions is less than 12 months.

The estimated net amount of the existing unrealized loss that is reported in accumulated other comprehensive income at the reporting date that is expected to be reclassified into earnings within the next 12 months is $48.